SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): February 15, 2002


                          NEWMONT MINING CORPORATION
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


                1-31240                                84-1611629
         (Commission File No.)              (IRS Employer Identification No.)

                               1700 Lincoln Street
                             Denver, Colorado 80203
          (Address of principal executive offices, including zip code)



                                 (303) 863-7414
              (Registrant's telephone number, including area code)






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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

            On February 16, 2002, Newmont Mining Corporation, a Delaware corporation ("Newmont"), completed its acquisition of Franco-Nevada Mining Corporation Limited, a Canadian corporation ("Franco-Nevada"), pursuant to an Arrangement Agreement, dated as of November 14, 2001 (the "Arrangement Agreement"), by and between what was then called Newmont Mining Corporation (now called "Newmont USA Limited"), a Delaware corporation ("Old Newmont"), and Franco-Nevada. Pursuant to the Arrangement Agreement, each Franco-Nevada common shareholder is entitled to receive in exchange for each Franco-Nevada common share either: (i) 0.80 of an exchangeable share (exchangeable for Newmont common stock) or (ii) 0.80 of a share of Newmont common stock. The Arrangement Agreement, which is filed as Exhibit 2.1 to this report, is incorporated by reference.

            On February 20, 2002, Newmont, through an direct, wholly owned limited liability company, acquired control of Normandy Mining Limited, an Australian corporation ("Normandy"), pursuant to an off-market bid for all of the outstanding ordinary shares (including shares represented by Normandy ADSs) in the capital of Normandy. Subject to the terms of the offer, each Normandy ordinary shareholder who tendered shares received 0.0385 of a share of Newmont common stock and A$0.50 in exchange for each Normandy ordinary share. In connection with the offer, Old Newmont entered into three Deeds of Undertaking with Normandy, two of which are dated as of November 14, 2001 and one of which is dated as of December 10, 2001 (the "Deeds of Undertaking"). The Deeds of Undertaking, which are filed as Exhibit 2.2 to this report, are incorporated by reference.

            Old Newmont mailed a bidder's statement to each Normandy shareholder with a registered address outside the United States and Canada. Old Newmont mailed an offer document to each Normandy shareholder with a registered address in the United States or Canada on or about January 11, 2002. Old Newmont also mailed a definitive proxy statement/prospectus to its stockholders (who, as described in Item 5 below, became stockholders of Newmont on February 15, 2002) on or about January 11, 2002. The offer document and definitive proxy statement/prospectus set forth certain information regarding Newmont's proposed acquisition of Franco-Nevada and Normandy, including, but not limited to, the manner of Newmont's acquisition of Franco-Nevada and Normandy; the nature and amount of consideration offered by Newmont; the nature of any material relationship between Franco-Nevada or Normandy, on the one hand, and Newmont or any of Newmont's affiliates, any director or officer of Newmont, or any associate of any such director or officer, on the other; the sources of the funds to be used by Newmont; the nature of Franco-Nevada's and Normandy's businesses; and Newmont's intended use of the Franco-Nevada and Normandy assets acquired. Excerpts from pages 2, 7-9, 12-14, 48-63, 100-115 and 159-160 of the offer document, which are filed as Exhibit 20.1 to this report, are incorporated by reference. Excerpts from pages 1-2, 7-9, 48-49 and 54-71 of the definitive proxy statement/prospectus, which are filed as Exhibit 20.2 to this report, are incorporated by reference.







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


ITEM 5.       OTHER EVENTS.

            On February 15, 2002, Delta Acquisitionco Corp., a Delaware corporation ("Acquisitionco"), merged with and into Old Newmont (the "Reorganization"), with Old Newmont as the surviving corporation, pursuant to an Agreement and Plan of Merger, dated as of January 8, 2002 (the "Merger Agreement"), by and among Old Newmont, Delta Holdco Corp. (now called "Newmont Mining Corporation"), a Delaware corporation and, prior to the Reorganization, a direct, wholly owned subsidiary of Old Newmont ("New Newmont"), and Acquisitionco, which was a direct, wholly owned subsidiary of New Newmont prior to the Reorganization. As a result of the Reorganization, Old Newmont became a direct, wholly owned subsidiary of New Newmont.

            Pursuant to the Merger Agreement, (1) each issued and outstanding share of Old Newmont common stock was converted into one share of New Newmont common stock, (2) each issued and outstanding share of Old Newmont $3.25 convertible preferred stock was converted into one share of New Newmont $3.25 voting convertible preferred stock, (3) each share of New Newmont common stock issued and held by Old Newmont ceased to be outstanding and was cancelled and retired and (4) each issued and outstanding share of Acquisitionco common stock was converted into one share of Old Newmont common stock. The Merger Agreement, which is filed as Exhibit 2.3 to this report, is incorporated by reference.

            Upon completion of the Reorganization, New Newmont became the successor registrant for U.S. securities law purposes to Old Newmont. New Newmont common stock commenced trading on the New York Stock Exchange (the "NYSE") on February 19, 2002, while Old Newmont common stock ceased to trade on the NYSE on February 15, 2002. In addition, in connection with the Reorganization, New Newmont was renamed "Newmont Mining Corporation" and Old Newmont was renamed "Newmont USA Limited".



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

            Franco-Nevada Mining Corporation Limited
            ----------------------------------------

            The (i) audited consolidated balance sheets of Franco-Nevada as at March 31, 2001 and 2000; (ii) audited consolidated statements of earnings, retained earnings and cash flows of Franco-Nevada for the years ended March 31, 2001, 2000 and 1999; (iii) unaudited consolidated balance sheets of Franco-Nevada as at September 30, 2001; (iv) unaudited consolidated statements of earnings, retained earnings and cash flows of Franco-Nevada for the six months ended September 30, 2001 and 2000; and (v) accompanying notes to the consolidated financial statements of Franco-Nevada, are filed as
            Exhibit 20.3 to this report and are incorporated by reference.





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


            Normandy Mining Limited
            -----------------------

            The (i) audited consolidated statements of financial performance of Normandy for the years ended June 30, 2001 and 2000; (ii) audited consolidated statements of financial position of Normandy as at June 30, 2001 and 2000; (iii) audited consolidated statements of cash flows of Normandy for the years ended June 30, 2001 and 2000; and
            (iv) accompanying notes to the consolidated financial statements of Normandy, are filed as Exhibit 20.4 to this report and are incorporated by reference.

            The half-yearly report of Normandy for the half-year ended December 31, 2001 is filed as Exhibit 20.5 to this report and is incorporated by reference.

      (b)   PRO FORMA FINANCIAL INFORMATION.

            Pursuant to the instructions to Item 7(b)(2) of Form 8-K, pro forma financial information relative to the acquired Franco-Nevada and Normandy businesses has not been included in this report, but will be filed by amendment not later than 60 days after the date that this report was required to be filed.

      (c)   EXHIBITS.

            2.1 Arrangement Agreement, dated as of November 14, 2001, by and between Franco-Nevada Mining Corporation Limited and Newmont Mining Corporation (now called "Newmont USA Limited").

            2.2 Deeds of Undertaking, dated as of November 14, 2001, November 14, 2001 and December 10, 2001, by and between Newmont Mining Corporation (now called "Newmont USA Limited") and Normandy Mining Limited.

            2.3 Agreement and Plan of Merger, dated as of January 8, 2002, by and among Newmont Mining Corporation (now called "Newmont USA Limited"), Delta Holdco Corp. (now called "Newmont Mining Corporation") and Delta Acquisitionco Corp.

            20.1  Excerpts from pages 2, 7-9, 12-14, 48-63, 100-115 and 159-160 of the offer document, which was first mailed to shareholders of Normandy Mining Limited on January 11, 2002.

            20.2 Excerpts from pages 1-2, 7-9, 48-49 and 54-71 of the definitive proxy statement/prospectus, which was first mailed to stockholders of Newmont Mining Corporation on January 11, 2002.






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

            20.3 Audited annual financial statements and unaudited interim financial statements of Franco-Nevada Mining Corporation Limited, excerpted from pages E-8 through E-27 of Annex E to the definitive proxy statement/prospectus, which was first mailed to stockholders of Newmont Mining Corporation on January 11, 2002.

            20.4 Audited annual financial statements of Normandy Mining Limited, excerpted from pages D-12 through D-67 of Annex D to the definitive proxy statement/prospectus, which was first mailed to stockholders of Newmont Mining Corporation on January 11, 2002, and Independent Audit Report.

            20.5 Half-yearly report of Normandy Mining Limited for the half-year ended December 31, 2001.

            23.1  Consent of PricewaterhouseCoopers LLP, dated March 1,
                  2002.

            23.2  Consent of Deloitte Touche Tohmatsu, dated March 1, 2002.












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


                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 28, 2002

                                    NEWMONT MINING CORPORATION



                                    By:    /s/ Britt D. Banks
                                        --------------------------------------
                                        Name:  Britt D. Banks
                                        Title: Vice President, General Counsel
                                               and Secretary












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


                                  EXHIBIT LIST

  Exhibit                          Description
    No.                            -----------
    ---

     2.1 Arrangement Agreement, dated as of November 14, 2001, by and between Franco-Nevada Mining Corporation Limited and Newmont Mining Corporation (now called "Newmont USA Limited").

     2.2 Deeds of Undertaking, dated as of November 14, 2001, November 14, 2001 and December 10, 2001, by and between Newmont Mining Corporation (now called "Newmont USA Limited") and Normandy Mining Limited.

     2.3 Agreement and Plan of Merger, dated as of January 8, 2002, by and among Newmont Mining Corporation (now called "Newmont USA Limited"), Delta Holdco Corp. (now called "Newmont Mining Corporation") and Delta Acquisitionco Corp.

    20.1     Excerpts from pages 2, 7-9, 12-14, 48-63, 100-115 and 159-160 of the offer document, which was first mailed to shareholders of Normandy Mining Limited on January 11, 2002.

    20.2 Excerpts from pages 1-2, 7-9, 48-49 and 54-71 of the definitive proxy statement/prospectus, which was first mailed to stockholders of Newmont Mining Corporation on January 11, 2002.

    20.3 Audited annual financial statements and unaudited interim financial statements of Franco-Nevada Mining Corporation Limited, excerpted from pages E-8 through E-27 of Annex E to the definitive proxy statement/prospectus, which was first mailed to stockholders of Newmont Mining Corporation on January 11, 2002.

    20.4 Audited annual financial statements of Normandy Mining Limited, excerpted from pages D-12 through D-67 of Annex D to the definitive proxy statement/prospectus, which was first mailed to stockholders of Newmont Mining Corporation on January 11, 2002, and Independent Audit Report.

    20.5 Half-yearly report of Normandy Mining Limited for the half-year ended December 31, 2001.

    23.1     Consent of PricewaterhouseCoopers LLP, dated March 1, 2002.

    23.2     Consent of Deloitte Touche Tohmatsu, dated March 1, 2002.










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